UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                    FORM 8-K/A
                               (Amendment No. 1)

                                 CURRENT REPORT
                         Pursuant To Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): August 17, 2004


                              HCB Bancshares, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Oklahoma                   0-22423                     62-1670792
-----------------------------  ----------------------        -------------------
(State or Other Jurisdiction   Commission File Number        (I.R.S. Employer
    of Incorporation)                                        Identification No.)


                   237 Jackson Street, Camden, Arkansas 71701
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (870) 836-6841



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE
-----------------------------------------------

     On August 17, 2004, HCB Bancshares, Inc. (the "Company") issued a press release announcing that Rock Bancshares, Inc. ("Rock Bancshares") had received approval from the Office of Thrift Supervision (the "OTS") for its acquisition of the Company (the "Acquisition") as contemplated by the Agreement of Acquisition dated as of January 13, 2004, between the Company and Rock Bancshares. Management of the Company and Rock Bancshares have scheduled the closing of the Acquisition for August 26, 2004.

     The press release is attached as Exhibit 99 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

        Exhibit 99        Press Release dated August 17, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HCB BANCSHARES, INC.



                                  By: /s/ Charles T. Black
                                      ------------------------------------------
                                      Charles T. Black
                                      President and Chief Executive Officer
                                      (Duly Authorized Representative)


Dated:  August 17, 2004